Exhibit 10.1

AMENDMENT NO. 8

TO THE

LAUNCH SERVICES AGREEMENT

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Execution Copy        Iridium & Space Exploration Technologies Corp. Proprietary Information

PREAMBLE

This Amendment No. 8 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (as amended, the “Contract”) is entered into on this 6th day of September, 2018, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor have engaged in discussions relating to the possibility of using Pre-Flown Hardware to perform the seventh (7th) and final Firm Launch set forth in the Agreement at a reduced Launch Service Price; and

WHEREAS, Customer desires Contractor to perform the seventh (7th) and final Firm Launch under the Agreement using such Pre-Flown Hardware in exchange for a reduced Launch Service Price; and

WHEREAS, as consideration for Customer’s agreement to use the Pre-Flown Hardware, Contractor agrees to reduce the Launch Service Price for the seventh (7th) and final Firm Launch by [***] US Dollars (US$[***]), from [***] US Dollars (US $[***]) to [***] US Dollars (US $[***]).

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Agreement and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:    Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

Article 2:    The definition of “Pre-Flown Hardware” set forth in Article 1 of the Contract is hereby deleted and replaced in its entirety with the following:

“Pre-Flown Hardware” means: (i) [***] first (1st) stage boosters of the Launch Vehicle for the fourth (4th) and fifth (5th) Firm Launches, or (ii) a [***] first (1st) stage booster of the Launch Vehicle for the seventh (7th) Firm Launch, and/or parts and components thereof that have been previously utilized by Contractor [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Execution Copy     Iridium & Space Exploration Technologies Corp. Proprietary Information 2

Article 3:    Section 2.6 added by Amendment 7 to the Contract is hereby renumbered to read “2.7”.

Article 4:    Article 2.6 of the Contract is hereby deleted and replaced by the following:

”2.6    Subject to Section 11.1.2 (D), Contractor shall use Pre-Flown Hardware for the fourth (4th), fifth (5th) and seventh (7th) Firm Launches.”

Article 5:    Section 11.1.2(D) is hereby deleted and replaced in its entirety with the following:

“(D)    The Launch Vehicle shall be flight proven through a minimum of: (i) [***] to orbit using [***] first (1st) stage Pre-Flown Hardware prior to the fourth (4th) Firm Launch, and (ii) [***] to orbit using [***] first (1st) stage Pre-Flown Hardware prior to the seventh (7th) Firm Launch.”

Article 6:    Section 11.1.2(E) of the Contract is hereby deleted and replaced in its entirety with the following:

“(E) Contractor shall cooperate in good faith with Customer to resolve any reasonable question or concern Customer may have related to the qualification of the Pre-Flown Hardware to be used on the fourth (4th), fifth (5th) or seventh (7th) Firm Launch.”

Article 7:    Article 11 of the Contract is hereby amended by the addition of the following Section 11.1.2(G):

“If Contractor is unable use Pre-Flown Hardware to perform the seventh (7th) Firm Launch for reasons not attributable to Customer, Contractor shall, [***], use a new first (1st) stage booster for the seventh (7th) Firm Launch.”

Article 8:    Article 15.8 of the Contract is hereby deleted and replaced in it entirety with the following:

“15.8 Assistance With Insurance Related to Pre-Flown Hardware. If Contractor’s use of Pre-Flown Hardware to perform the fourth (4th), fifth (5th) and/or seventh (7th) Firm Launch directly results in an increase to Customer’s related Launch and In Orbit Insurance costs, Contractor shall provide [***] assistance to minimize the increase to Customer’s insurance costs.”

Article 9:    Milestone Success Criteria (h), added to [***] in Appendix C, Table C-2, of the SOW by Amendment 7 to the Contract for the fourth (4th) and fifth (5th) Firm Launch, shall also apply to the seventh (7th) Firm Launch and shall be delivered to Customer [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Execution Copy     Iridium & Space Exploration Technologies Corp. Proprietary Information 3

Article 10:    The event “[***]” added to the [***] of [***] in Appendix C, Table C-2, of the SOW by Amendment 7 shall also apply to the seventh (7th) Firm Launch.

Article 10:    The recurring Milestone Payments [***] applicable to the final Firm Launch set forth in Exhibit C Table C.3 of the Contract are hereby deleted and replaced in their entirety with the following Milestone Payments.

[***]

Article 11:    This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.
For Customer    For Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.
Signature:	/s/ S. Scott Smith	Signature:	/s/ Gwynne E. Shotwell

Name:	S. Scott Smith	Name:	Gwynne Shotwell
Title:	Chief Operating Officer	Title:	President

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Execution Copy     Iridium & Space Exploration Technologies Corp. Proprietary Information 4